                     PROVIDENT MUTUAL LIFE INSURANCE COMPANY
               PROVIDENT MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                 PROVIDENT MUTUAL VARIABLE LIFE SEPARATE ACCOUNT

               PROVIDENTMUTUAL LIFE AND ANNUITY COMPANY OF AMERICA
                PROVIDENTMUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT
                 PROVIDENTMUTUAL VARIABLE LIFE SEPARATE ACCOUNT

                       SUPPLEMENT DATED DECEMBER 19, 2001
                                     TO THE
   PROSPECTUSES DATED MAY 1, 2001, MAY 1, 2000, MAY 1, 1994, AND MAY 1, 1988

This supplement provides updated information concerning recent developments affecting Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA").

On December 14, 2001, the Board of Directors of Provident Mutual unanimously approved and adopted a plan of conversion under which Provident Mutual will convert from a mutual insurance company to a stock company and become a wholly-owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"). This adoption follows the August 8, 2001 announcement from Nationwide Financial and Provident Mutual regarding a definitive agreement for Nationwide Financial to acquire Provident Mutual in a sponsored demutualization, as described in your Prospectus supplement dated September 1, 2001.

A NOTICE OF FILING OF PLAN OF CONVERSION package providing more detail about the sponsored demutualization will be mailed to eligible members of Provident Mutual beginning on or about December 28, 2001. A MARKET STREET FUND PROXY STATEMENT will also be mailed to shareholders of Market Street Fund beginning on or about December 28, 2001.

                                      * * *

This supplement should be retained with your Prospectus for future reference. If you have any questions, please contact (800) 688-5177 or your registered representative.